Exhibit 10.9

                                EDG CAPITAL, INC.

                          2000 LONG-TERM INCENTIVE PLAN

      1. Purpose. The purpose of the 2000 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of EDG Capital, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers stock options providing such employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

      2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

            2.1 "Award" means an award or grant made to a Participant under
Section 6 of the Plan.

            2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

            2.2 "Board" means the Board of Directors of the Company, as constituted from time to time.

            2.3 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

            2.4 "Committee" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

            2.5 "Common Stock" means the Common Stock, par value $.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

            2.6 "Company" means EDG Capital, Inc., a New York corporation, or any successor corporation to EDG Capital, Inc.

            2.7 "Disability" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective
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employment agreement with the Company which defines disability, "Disability"
means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.7, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

            2.8 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

            2.9 "Fair Market Value" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the OTB Bulletin Board or other exchange or market for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

            2.10 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

            2.11 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

            2.12 "Participant" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

            2.13 "Plan" means the EDG Capital, Inc. 2000 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

            2.14 "Retirement" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

            2.15 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.


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3. Administration.

            3.1 The Committee. The Plan shall be administered by the Board or the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

            3.2 Plan Administration and Plan Rules. The Board or the Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Board or the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Board or the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Board or the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Board or the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Board or the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Board or the Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Board or the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Board or the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Board or the Committee.

            3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.


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4. Term of Plan/Common Stock Subject to Plan.

            4.1 Term. The Plan shall terminate on December 31, 2010, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

            4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 10.2 of the Plan, shall not exceed 1,247,983 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

            4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

      5. Eligibility. Individuals eligible for Awards under the Plan shall consist of all employees, directors, advisory board members and consultants, or those who will become such employees , directors, advisory board members or consultants, of the Company and/or its Subsidiaries who are responsible for or contribute to the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Board or the Committee, benefits or will benefit the Company.

      6. Stock Options.

            6.1 Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms


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and provisions of the Plan, as the Committee shall set forth in the relevant
Award Agreement.

            6.2 Grant. Stock Options may be granted under the Plan in such form as the Board or the Committee may from time to time approve. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

            6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Board or the Committee; provided , however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

            6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

            6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in fall of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Board or the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or
(c) some other form of payment acceptable to the Board or the Committee. The Board or the Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

            6.6 Exercisability. In respect of any Stock Option granted under the Plan, unless otherwise provided in the Award Agreement at the time of grant or in the Participant's employment agreement in respect of any such Stock Option, such Stock


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Option shall become exercisable as to the aggregate number of shares of Common
Stock underlying such Stock Option, as determined on the date of grant, as follows:

            o 33%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;
            o 66%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and
            o 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

      7. Maximum Yearly Awards. The maximum annual Common Stock amounts in this
Section 7 are subject to adjustment under Section 10.2 and are subject to the Plan maximum under Section 4.2. All Participants in the aggregate may not receive in any calendar year Awards of Options, in the aggregate, exceeding 975,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options exceeding 400,000 underlying shares of Common Stock.

      8. Termination of Employment. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Board or Committee (in its sole discretion) at the time of grant, or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement. If a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 8, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Option shall be forfeited and cancelled by the Company. The Board or the Committee, in its sole discretion, may determine that any such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options, if any, at any time within the one
(1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4).


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      9. Non-transferability of Awards. Unless otherwise provided in the Award
Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

      10. Changes in Capitalization and Other Matters.

            10.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

            10.2 Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board or the Committee shall authorize and make such proportionate adjustments, if any, as the Board or the Committee deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.


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            10.3 Certain Mergers.

                  10.3.1 If, after September 13, 2000, the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 10.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options, as the case may be.

                  10.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in
      Section 10.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

                  10.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                  10.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board or the Committee in its


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      sole discretion. Any such adjustment may provide for the elimination of fractional shares.

      11. Change of Control.

            11.1 Acceleration of Awards Vesting. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs, unless otherwise provided in the Participant's Award Agreement, all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom Section
11.3 below is applicable.

            11.2 Payment After Change of Control. Notwithstanding anything to the contrary in the Plan, in the case only of a Change of Control under Section
11.4.1 of the Plan, the holders of any Stock Options shall have the right, but not the obligation, to elect, within thirty (30) business days after the Participant has actual knowledge of the occurrence of such Change of Control, to require the Company to substitute for such Stock Options replacement stock options of the acquiring company or any affiliate thereof covering the most liquid thereof and on such terms and conditions, as to the number of shares, pricing and otherwise which shall substantially preserve the value, rights and benefits of any affected Stock Options.

            11.3 Termination as a Result of a Change of Control. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 11, the Change of Control, unless otherwise provided in the Participant's Award Agreement, shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 11.2 of the Plan).

            11.4 Change of Control. For the purpose of this Agreement, "Change of Control" shall mean:

                  11.4.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
      (x) any acquisition by any employee benefit plan (or related


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      trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (z) any acquisition by any corporation if, immediately following such acquisition, more than 50% of the then outstanding shares of common stock or common ownership interests and the combined voting power of the then outstanding voting securities or common ownership interests of such corporation or other entity (entitled to vote generally in the election of directors or other managers), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

                  11.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                  11.4.3 Approval by the shareholders of the Company of, or the occurrence of, a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                  11.4.4 Approval by the shareholders of the Company of, or the occurrence of, (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than (i) to a Subsidiary, wholly-owned, directly or indirectly, by the Company, or (ii) pursuant to a transaction with respect to which all or substantially


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      all of the individuals and entities who were the beneficial owners, immediately prior to such transaction, of the Common Stock and the Voting Securities beneficially own, directly or indirectly, immediately after such transaction, more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation or other business entity acquiring such assets in substantially the same proportions as their respective ownership, immediately prior to such transaction, of the Common Stock and the Voting Securities.

                  11.4.5 The occurrence of any event (not covered by clauses (11.4.1 through 11.4.4 above) which would be required to be reported by the Company in response to Items 1 or 2 of Form 8-K under the Exchange Act.

      12. Amendment, Suspension and Termination.

            12.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

            12.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

      13. Miscellaneous.

            13.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be


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valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

            13.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

            13.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

            13.4 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

            13.5 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

            13.6 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination,
(b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

            13.7 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

            13.8 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

            13.9 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

            13.10 Loans. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 13.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

            13.11 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

            13.12 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                                    * * * * *

            IN WITNESS WHEREOF, this Plan is adopted by the Company on this 13th day of September, 2000.

                                                   EDG CAPITAL, INC.


                                                   By:__________________________

                                                   Name:________________________

                                                   Title:_______________________

                        INCENTIVE STOCK OPTION AGREEMENT

                                   pursuant to

                                EDG CAPITAL, INC.
                         2000 LONG-TERM INCENTIVE PLAN

                                    * * * * *

Optionee:                           _______________

Grant Date:                         _______________

Per Share Exercise Price:           _______________

Number of Option Shares
subject to this Option:             _______________

            THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between EDG Capital, Inc., a New York corporation (the "Company"), and the Optionee specified above, pursuant to the EDG Capital, Inc. 2000 Long-Term Incentive Plan, as in effect and as amended from time to time (the "Plan"); and

            WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the incentive stock option provided for herein to the Optionee;

            NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

      1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject to the approval of the Plan by the shareholders of the Company. This Agreement is also subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time if such amendments are expressly intended to apply to the grant of the option hereunder and are permitted to apply by the Plan), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto under the Plan. The Optionee hereby acknowledges receipt of a true copy of the Plan and that the Optionee has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

      2. Grant of Option. The Company hereby grants to the Optionee, subject to the approval of the Plan by the shareholders of the Company, as of the Grant Date specified above, an incentive stock option (this "Option") to acquire from the Company at the Per Share Exercise Price specified above the aggregate number of shares of the Common Stock specified above (the "Option Shares"). This Option is intended to be treated as (and to qualify as) an "incentive stock option" within the meaning of Section 422 of the Code.

      3. Exercise of this Option.

            3.1 This Option shall become exercisable in accordance with and to the extent provided by the terms and provisions of Section 6.6 of the Plan.

            3.2 Unless earlier terminated in accordance with the terms and provisions of the Plan, this option shall expire and shall no longer be exercisable after the expiration of ten years from the Grant Date (the "Option Period").

            3.3 In no event shall this Option be exercisable for a fractional share of Common Stock.

      4. Method of Exercise and Payment. This Option shall be exercised by the Optionee by delivering to the Secretary of the Company or his designated agent on any business day (the "Exercise Date") a written notice, in such manner and form as may be required by the Company, specifying the number of Option Shares the Optionee desires to acquire (the "Exercise Notice"). The Exercise Notice shall be accompanied by payment of the aggregate Per Share Exercise Price for such number of the Option Shares to be acquired upon such exercise. Such payment shall be made in the manner set forth in Section 6.5 of the Plan.

      5. Termination. This Option shall terminate and be of no force or effect in accordance with and to the extent provided by the terms and provisions of
Section 8 of the Plan. In any event, this Option shall terminate upon the expiration of the Option Period.

      6. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may only be modified or amended by a writing signed by both the Company and the Optionee.

      7. Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.

      8. Compliance with Laws. The issuance of this Option (and the Option Shares upon exercise of this option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue this Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements.

      9. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Optionee shall not assign any part of this Agreement without the prior express written consent of the Company.

      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

      11. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      12. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

      13. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

      14. Employment. Nothing contained in this Agreement shall give the Optionee any right to be retained in the employ of the Company or affect the right of the Company to terminate the Optionee's employment with the Company.

      15. Non transferability. The Option and this Incentive Stock Option Agreement, and all rights or interests herein or therein, shall not and may not be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by the Optionee or any beneficiary(ies) of the Optionee, except by testamentary disposition by the Optionee or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Optionee's debts, judgements, alimony, or separate maintenance. During the lifetime of the Optionee, the Option is exercisable only by the Optionee.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                            EDG CAPITAL, INC.

                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________


                                            OPTIONEE

                                            ____________________________________

                       NONSTATUTORY STOCK OPTION AGREEMENT

                                   pursuant to

                                EDG CAPITAL, INC.
                          2000 LONG-TERM INCENTIVE PLAN

                                    * * * * *

Optionee:                           _________________

Grant Date:                         _________________

Per Share Exercise Price:           _________________

Number of Option Shares
  subject to this Option:           _________________

            THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Agreement"), dated as of the Grant Date specified above, is entered into by and between EDG CAPITAL, INC., a New York corporation (the "Company"), and the Optionee specified above, pursuant to the EDG Capital, Inc. 2000 Long-Term Incentive Plan, as in effect and as amended from time to time (the "Plan"); and

            WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the nonstatutory stock option provided for herein to the Optionee;

            NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

      1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject to the approval of the Plan by the shareholders of the Company. This Agreement is also subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time if such amendments are expressly intended to apply to the grant of the option hereunder and are permitted to apply by the Plan), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto under the Plan. The Optionee hereby acknowledges receipt of a true copy of the Plan and that the Optionee has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

      2. Grant of Option. The Company hereby grants to the Optionee, subject to the approval of the Plan by the shareholders of the Company, as of the Grant Date specified above, a nonstatutory stock option (this "Option") to acquire from the Company at the Per Share Exercise Price specified above the aggregate number of shares of the Common Stock specified above (the "Option Shares"). This Option is not to be treated as (and is not intended to qualify as) an "incentive stock option" within the meaning of Section 422 of the Code.

      3. Exercise of this Option.

      3.1 This Option shall become exercisable in accordance with and to the extent provided by the terms and provisions of Section 6.6 of the Plan.

      3.2 Unless earlier terminated in accordance with the terms and provisions of the Plan, this option shall expire and shall no longer be exercisable after the expiration of ten years from the Grant Date (the "Option Period").

      3.3 In no event shall this Option be exercisable for a fractional share of Common Stock.

      4. Method of Exercise and Payment. This Option shall be exercised by the Optionee by delivering to the Secretary of the Company or his designated agent on any business day (the "Exercise Date") a written notice, in such manner and form as may be required by the Company, specifying the number of the Option Shares the Optionee then desires to acquire (the "Exercise Notice"). The Exercise Notice shall be accompanied by payment of the aggregate Per Share Exercise Price for such number of the Option Shares to be acquired upon such exercise. Such payment shall be made in the manner set forth in Section 6.5 of the Plan.

      5. Termination. This Option shall terminate and be of no force or effect in accordance with and to the extent provided by the terms and provisions of
Section 8 of the Plan. In any event, this Option shall terminate upon the expiration of the Option Period.

      6. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may only be modified or amended by a writing signed by both the Company and the Optionee.

      7. Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.

      8. Compliance with Laws. The issuance of this Option (and the Option Shares upon exercise of this option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue this Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements.

      9. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Optionee shall not assign any part of this Agreement without the prior express written consent of the Company.

      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

      11. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      12. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

      13. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

      14. Employment. Nothing contained in this Agreement shall give the Optionee any right to be retained in the employ of the Company or affect the right of the Company to terminate the Optionee's employment with the Company.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the Grant Date specified above.

                                            EDG CAPITAL, INC.

                                            By:    ____________________________

                                            Name:  ____________________________

                                            Title: ____________________________


                                            OPTIONEE

                                            ____________________________________